Concentration of Risks - Summary of Holdings of Assets Purchased (Detail) - Assets Purchased from Citigroup [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Investment portfolio purchases through one or more subsidiaries of Citigroup Inc. as of:
Investment portfolio purchases above through one or more subsidiaries of Citigroup, Inc. Mortgage loans at fair value	$ 519,698	$ 855,691
Investment portfolio purchases above through one or more subsidiaries of Citigroup, Inc. REO	49,048	88,088
Investment portfolio purchases above through one or more subsidiaries of Citigroup, Inc. total	568,746	943,779
Total carrying value of distressed mortgage loans at fair value and REO	$ 1,628,641	$ 2,442,240